                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /
--------------------------------------------------------------------------------

CHECK THE APPROPRIATE BOX:
/ /   PRELIMINARY PROXY STATEMENT
/X/   DEFINITIVE PROXY STATEMENT
/ /   DEFINITIVE ADDITIONAL MATERIALS
/ /   SOLICITING MATERIAL PURSUANT TO SEC.240.14a-11(c) OR SEC.240.14a-12
/ / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

                       BANCROFT CONVERTIBLE FUNDS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/   NO FEE REQUIRED.
/ /   FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14a-6(i)(1) AND 0-11.

      1)     TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

      2)     AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

      3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

      4)     PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

      5)     TOTAL FEE PAID:

/ /   FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.

/ / CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(a)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

      1)     AMOUNT PREVIOUSLY PAID:

      2)     FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

      3)     FILING PARTY:

      4)     DATE FILED:

                        BANCROFT CONVERTIBLE FUND, INC.
                               65 MADISON AVENUE
                          MORRISTOWN, NEW JERSEY 07960

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                           MONDAY, FEBRUARY 12, 2001
                            11:00 A.M., EASTERN TIME
                                       AT
                               65 MADISON AVENUE
                                   SUITE 550
                          MORRISTOWN, NEW JERSEY 07960

To Shareholders of Bancroft Convertible Fund, Inc.:

     We cordially invite you to attend our 2001 Annual Meeting of Shareholders to:

        1.  Elect three directors to three-year terms.

        2. Approve a new Investment Advisory Agreement with Davis-Dinsmore Management Company.

        3. Ratify the board's appointment of PricewaterhouseCoopers LLP as independent accountants for fiscal year 2001.

        4.  Transact any other business that properly comes before the meeting.

     We are holding the Annual Meeting on Monday, February 12, 2001 at 11:00 a.m., Eastern Time, at the Company's offices located at 65 Madison Avenue, Morristown, New Jersey 07960.

     You may vote on these proposals in person or by proxy. If you cannot attend the meeting, we urge you to complete and return the enclosed proxy promptly in the enclosed, self-addressed, stamped envelope so that your shares will be represented and voted at the meeting according to your instructions. Of course, if you attend the meeting, you may withdraw your proxy and vote your shares. Only shareholders of record on December 26, 2000 will be entitled to vote at the meeting or any adjournment of the meeting.

                                              Thomas H. Dinsmore
                                              Chairman of the Board of Directors

December 29, 2000

                        BANCROFT CONVERTIBLE FUND, INC.
                               65 MADISON AVENUE
                          MORRISTOWN, NEW JERSEY 07960
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 12, 2001

                INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

PROXY STATEMENT

     We are sending you this Proxy Statement and the enclosed proxy card because the Company's Board of Directors is soliciting your proxy to vote at the 2001 Annual Meeting of Shareholders. This Proxy Statement summarizes the information you need to know to cast an informed vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.


     This Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card will first be sent on or about December 29, 2000 to all shareholders entitled to vote. Shareholders who owned shares of the Company's common stock on December 26, 2000 are entitled to vote. On this record date, there were 4,109,292 shares outstanding. We know of no beneficial owner of more than five percent of those shares. Each share of the Company's common stock that you own entitles you to one vote. (A fractional share has a fractional vote.)


     We are also sending along with this Proxy Statement the Company's 2000 Annual Report, which includes our financial statements.

TIME AND PLACE OF MEETING

     We are holding the Annual Meeting on Monday, February 12, 2001 at 11:00 a.m., Eastern Time, at the Company's offices located at 65 Madison Avenue, Suite 550, Morristown, New Jersey 07960.

VOTING BY PROXY

     Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote.

     If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

     - FOR the election of all three nominees for director.

     - FOR approval of a new Investment Advisory Agreement with Davis-Dinsmore Management Company (Davis-Dinsmore).

     - FOR ratification of the selection of independent accountants for 2001.

     Your proxy will have authority to vote and act on your behalf at any adjournment of the meeting.

     If you give a proxy, you may revoke it at any time before it is exercised. You can do this in one of three ways:

     - You may send in another proxy with a later date.

     - You may notify the Company's secretary in writing before the Annual Meeting that you have revoked your proxy.

     - You may vote in person at the Annual Meeting.

VOTING IN PERSON


     If you do attend the Annual Meeting and wish to vote in person, we will give you a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you were the beneficial owner of the shares on December 26, 2000, the record date for voting, and authorizing you to vote.


QUORUM REQUIREMENT

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist if shareholders entitled to vote a majority of all shares outstanding on the record date are present in person or by proxy.


     Under rules applicable to broker-dealers, if your broker holds your shares in its name, we expect that the broker will be entitled to vote your shares on Proposals 1, 2 and 3 even if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and either declines to exercise its discretionary voting authority or is barred from doing so because the proposal is non-routine.



     Abstentions and broker non-votes will count as present for establishing a quorum.


VOTE NECESSARY TO APPROVE A PROPOSAL


     PROPOSAL 1. Directors are elected by a plurality vote of shares present at the meeting, meaning that the director nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.



     PROPOSAL 2. The affirmative vote of an Investment Company Act Majority is needed to approve the new investment advisory agreement. An "Investment Company Act Majority" is defined as the lesser of (a) the vote of holders of 67% or more of the voting securities of the Company present in person or by proxy, if the holders of more than 50% of the outstanding voting securities of the Company are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding voting securities of the Company. Abstentions will not count as votes cast and will have the effect of votes against this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have the effect of votes against this proposal.

     PROPOSAL 3. The affirmative vote of the majority of votes cast is needed to ratify the selection of independent accountants. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.


                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

STRUCTURE OF THE BOARD OF DIRECTORS

     The Company's Board of Directors is divided into three classes for purposes of election. One class is elected at each annual meeting of shareholders. Directors in each class serve for a three-year term.


     The Board of Directors currently consists of nine persons. Seven of the directors are independent, meaning they are not "interested persons" of the Company within the meaning of the Investment Company Act of 1940, as amended (the Investment Company Act). Two of the Company's directors are "interested persons" because of their business and financial relationships with the Company and Davis-Dinsmore, its investment adviser.



     At the 2001 Annual Meeting, the terms of three directors are expiring. If elected, the directors nominated for election at this Annual Meeting would each hold office for a three-year term expiring in 2004. Other directors are not up for election this year and will continue in office for the rest of their terms. Each of the nominees is willing to serve as a director. However, if a nominee becomes unavailable for election, proxies will vote for another nominee proposed by the Board or, as an alternative, the Board may keep the position vacant or reduce the number of directors.


NOMINEES FOR DIRECTORS

     The Board has approved the nomination of the following people to serve as directors until the annual meeting of shareholders to be held in 2004. Each of the nominees is currently a director of the Company.

  NOMINEES WHO ARE INDEPENDENT DIRECTORS

     GORDON F. AHALT, 72, has been President of G.F.A. Inc., a petroleum industry consulting company, since 1982 and a consultant with W. H. Reaves & Co., Inc., an asset management company, since 1987. Mr. Ahalt has spent his career as an analyst of and a consultant to the petroleum industry, and has previously served as a director or executive officer of several energy companies. Mr. Ahalt has been a director of the Company since 1982. He is also a director of Ellsworth Convertible Growth and Income Fund, Inc. (Ellsworth) (a closed-end investment company); The Harbinger Group, an investment firm; Cal Dive International, a diving service, and The Houston Exploration Company, an oil and gas exploration company. Mr. Ahalt received a B.S. in Petroleum Engineering from the University of Pittsburgh.

     NICOLAS W. PLATT, 47, has been the Executive Vice President of Ogilvy Public Relations Worldwide, a division of Ogilvy & Mather, WPP Group, UK since December 2000. From

January 1997 to December 2000, he was the Managing Director of the Corporate Financial Practice at the public relations firm of Burson-Marsteller, a division of Young & Rubicam, WPP Group, UK, where he ran the financial/investor relations practice. From 1995 to 1997, he was Senior Managing Director at Bozell-Sawyer Miller, a division of True North Communications, a public relations firm; and from 1993 to 1995, he was Executive Vice President of NovAtel Communications Ltd. Before joining NovAtel, Mr. Platt was Managing Director and Corporate Vice President of the American Stock Exchange from 1983-1993. He has been a director of the Company since 1997 and is also a director of Ellsworth. Mr. Platt received a B.A. from Skidmore College and an M.A. in Economics from Columbia University.

  NOMINEE WHO IS AN INTERESTED PERSON

     JANE D. O'KEEFFE, 45, has been President of the Company, Ellsworth and Davis-Dinsmore (investment adviser to the Company and to Ellsworth) since August 1996. In 1996, before becoming President of the Company and Ellsworth, she was Executive Vice President of the Company and Ellsworth. From 1994 to 1996, Ms. O'Keeffe was Vice President of the Company and Ellsworth and Executive Vice President of Davis-Dinsmore. Ms. O'Keeffe has been in the investment business since 1980. Ms. O'Keeffe has been a director of the Company since 1995 and is also a director of Ellsworth and Davis-Dinsmore. Ms. O'Keeffe has a B.A. from the University of New Hampshire and attended the Lubin Graduate School of Business at Pace University.

     Ms. O'Keeffe is an interested person (within the meaning of the Investment Company Act) of the Company and Davis-Dinsmore because she is an officer of the Company and an officer, director and holder of more than 5% of the outstanding shares of voting common stock of Davis-Dinsmore.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THESE NOMINEES.

INFORMATION ABOUT THE COMPANY'S OTHER DIRECTORS

     Information about the Company's other directors is presented below.

  CONTINUING INDEPENDENT DIRECTORS

     WILLIAM A. BENTON, 67, was a partner in BE Partners, a small options market maker, from 1991 until the business was sold on November 1, 2000. From 1991 to November 1999, he was a limited partner of Gavin, Benton, & Co., a New York Stock Exchange specialist firm. Mr. Benton has been a member of the New York Stock Exchange for more than 45 years, and has previously been a director of a discount brokerage firm and a brokerage firm making markets in derivative instruments. Mr. Benton has been a director of the Company since 1994 and is also a director of Ellsworth. Mr. Benton graduated from Bucknell University with a B.S. in Commerce and Finance. Mr. Benton's term as director expires in 2003.

     ELIZABETH C. BOGAN, PH.D., 56, has been a Senior Lecturer in Economics at Princeton University since 1992. Before joining the faculty at Princeton she was the Chairman of The Economics and Finance Department at Fairleigh Dickinson University and a member of the Executive Committee for the College of Business Administration. Dr. Bogan has chaired numerous administrative and academic committees. Dr. Bogan has been a director of the Company since 1990 and is also a director of Ellsworth. Dr. Bogan received an A.B. in Economics from Wellesley College, an M.A. in Quantitative Economics from the University of New Hampshire, and a Ph.D. in Economics from Columbia University. Her writings on finance have been published in The Financial Analysts Journal and in other journals. Dr. Bogan's term as a director expires in 2003.

     DONALD M. HALSTED, JR., 73, has been a self-employed businessman since 1983. Mr. Halsted has had more than thirty years experience in management and marketing for cement companies, including several senior management positions. Mr. Halsted served in the Army Air Force in World War II. Mr. Halsted has been a director of the Company since 1970 and is also a director of Ellsworth. Mr. Halsted received an A.B. in Economics from Princeton University. Mr. Halsted's term as director expires in 2002.

     GEORGE R. LIEBERMAN, 78, is a retired businessman. Prior to his retirement, Mr. Lieberman spent more than thirty years as the head of an advertising agency. Mr. Lieberman served in the U.S. Navy during World War II as a fighter pilot and received several citations and commendations. Mr. Lieberman has been a director of the Company since 1987 and is also a director of Ellsworth. Mr. Lieberman received a B.A. from Muhlenberg College. Mr. Lieberman's term as director expires in 2003.


     DUNCAN O. MCKEE, 69, retired in 1988 from the practice of law as a partner at the law firm of Ballard Spahr Andrews & Ingersoll, LLP. During his career at Ballard Spahr, Mr. McKee represented publicly owned companies, including closed-end and open-end investment companies, in mergers, acquisitions and securities offerings. Mr. McKee has been a director of the Company since 1996 and is also a director of Ellsworth. He was also a director of the Company from 1970 to 1988 and a director of Ellsworth from 1986 to 1988. Mr. McKee was Director Emeritus of the Company and Ellsworth from 1988 to 1996. Mr. McKee received his undergraduate degree from the College of Wooster and his law degree from Duke University School of Law. Mr. McKee's term as director expires in 2002.


  CONTINUING DIRECTOR WHO IS AN INTERESTED PERSON


     THOMAS H. DINSMORE, 47, has been Chairman and Chief Executive Officer of the Company, Ellsworth and Davis-Dinsmore since August 1996. From 1986 to August 1996, Mr. Dinsmore was President of the Company and Ellsworth; and from 1988 to 1996, he was President of Davis-Dinsmore. Mr. Dinsmore is a Chartered Financial Analyst. Mr. Dinsmore has been a director of the Company since 1985 and is also a director of Ellsworth and Davis-Dinsmore. Mr. Dinsmore received a B.S. in Economics from the Wharton School of Business at the University of Pennsylvania, and an M.A. in Economics from Fairleigh Dickinson University. Mr. Dinsmore's term as director expires in 2002.


     Mr. Dinsmore is an interested person of the Company and Davis-Dinsmore because he is an officer of the Company and an officer, director and holder of more than 5% of the outstanding shares of voting common stock of Davis-Dinsmore.

COMMITTEES OF THE BOARD

     The Board has two committees: an Audit Committee and a Nominating and Administration Committee.

  AUDIT COMMITTEE

     The Audit Committee is comprised entirely of independent directors (Mr. Benton, Dr. Bogan, Mr. Lieberman and Mr. Halsted, with Dr. Bogan serving as Chairperson). In accordance with its charter attached as Appendix A to this proxy statement, the Committee oversees the Company's accounting and financial reporting policies and practices, as well as the quality and objectivity of the Company's financial statements and the independent audit of the financial statements. Among other duties, the Committee recommends independent accountants for the Company, evaluates their independence and meets with them to review the scope and results of the audit.

     Audit Committee Report

     The Audit Committee reviewed and discussed the Company's audited financial statements with its independent accountants, PricewaterhouseCoopers, LLP (PWC). These discussions included the auditor's judgments about the quality, not just acceptability, of the Company's accounting principles as applied in its financial reporting. PWC, the Audit Committee and management also discussed matters such as the clarity, consistency and completeness of the accounting policies and disclosures.

     The Audit Committee has received a letter from PWC required by Independence Standards Board Standard No. 1 disclosing all relationships between PWC and its related entities and the Company. As the Company's independent accountants, PWC discussed their independence with the Audit Committee. The Audit Committee also reviewed and discussed the Company's audited financial statements with management.

     Based on the review and discussions described above, the Audit Committee has recommended to the Company's Board of Directors that the audited financial statements be included in the Company's annual report to shareholders for the fiscal year ended October 31, 2000 for filing with the Securities and Exchange Commission.

                                              Elizabeth C. Bogan, Ph.D.,
                                              Chairperson
                                              William A. Benton
                                              George R. Lieberman
                                              Donald M. Halsted

  NOMINATING AND ADMINISTRATION COMMITTEE

     The Nominating and Administration Committee is also comprised entirely of independent directors (Mr. Ahalt, Mr. Halsted and Mr. Lieberman, with Mr. Halsted serving as Chairman). In accordance with its charter, the Committee, among other duties, recommends nominees as independent directors for the Company and nominees for Board committees, reviews Board governance issues and Board compensation and monitors the performance of legal counsel. In recommending nominees, the Committee considers the diversity of experience and backgrounds of nominees and directors. The Nominating and Administration Committee will consider a shareholder's suggestion for a nominee for director, but the final decision for all nominees will be made by the Committee. Any shareholder who wishes to propose an individual for consideration to be nominated for the 2002 annual meeting of shareholders may do so by submitting, in writing, the individual's name, together with information regarding the business experience of the individual and any other information that the shareholder considers relevant to the Committee's decision, to the Secretary of the Company no earlier than October 16, 2001 but no later than November 15, 2001.

BOARD AND COMMITTEE MEETING ATTENDANCE

     During the 2000 fiscal year, the Board met eight times, the Audit Committee met twice and the Nominating and Administration Committee met twice. All directors attended at least 75% of all Board and Committee meetings held during the 2000 fiscal year.

DIRECTORS' COMPENSATION

     Mr. Dinsmore and Ms. O'Keeffe are the only officers of the Company or Davis-Dinsmore who serve on the Board of Directors. Each director who is not an officer of the Company or Davis-Dinsmore currently receives (1) an annual fee of $5,000, (2) $1,000 plus expenses for each Board meeting attended, (3) $1,000 for each shareholders' meeting attended; (4) $1,000 plus expenses for each Committee meeting attended that is not held in conjunction with a Board meeting, and (5) $500 for each Committee meeting attended that is held in conjunction with a Board meeting.

     Davis-Dinsmore is the Company's investment adviser and is also the investment adviser to Ellsworth. Because of this connection, Ellsworth and the Company make up a "fund complex." The following table shows the compensation that was paid to the directors solely by the Company as well as by the fund complex as a whole during the 2000 fiscal year.

                                                                         TOTAL COMPENSATION
                                               AGGREGATE COMPENSATION        FROM FUND
                                                    FROM COMPANY              COMPLEX
                                               ----------------------    ------------------
Thomas H. Dinsmore...........................         $ - 0 -                 $ - 0 -
Jane D. O'Keeffe.............................         $ - 0 -                 $ - 0 -
Gordon F. Ahalt..............................         $13,125                 $25,250
William A. Benton............................         $13,125                 $26,250
Elizabeth C. Bogan, Ph.D.....................         $13,125                 $25,250
Donald M. Halsted, Jr........................         $14,125                 $28,250
George R. Lieberman..........................         $14,125                 $28,250
Duncan O. McKee..............................         $12,125                 $24,250
Nicolas W. Platt.............................         $12,125                 $24,250

                                   PROPOSAL 2

                   APPROVAL OF INVESTMENT ADVISORY AGREEMENT


     The Board is asking you to vote on this new agreement because the Company may amend its advisory agreement only with shareholder approval. The form of the Company's proposed Investment Advisory Agreement is in Appendix B. The proposed advisory agreement amends the current advisory agreement primarily by:


     - expanding the scope of services the investment adviser provides;

     - providing Davis-Dinsmore with the ability to consider the full range and quality of brokerage and research services in selecting brokers to execute portfolio transactions;

     - modernizing the expenses to be assumed by the Company;

     - omitting expense limitation provisions that are not required by law;

     - recognizing that Davis-Dinsmore acts as an investment adviser to another registered investment company; and

     - changing the governing law provision from New York to Delaware.

NO CHANGES TO INVESTMENT ADVISORY FEES ARE BEING PROPOSED, OTHER THAN TO MODERNIZE THE EXPENSES TO BE PAID BY THE COMPANY AND TO ELIMINATE EXPENSE LIMITATION PROVISIONS.

THE INVESTMENT ADVISER

     Davis-Dinsmore has been the investment adviser for the Company since its operations began in 1971. The current Investment Advisory Agreement has been in effect since October 25, 1996, the date on which the Company's shareholders last voted on and approved such agreement. The Board, including a majority of the independent directors, last approved the current advisory agreement at a meeting held on November 13, 2000.

     Davis-Dinsmore is a privately owned Delaware corporation that acts as an investment adviser to the Company and to Ellsworth. The address of Davis-Dinsmore is 65 Madison Avenue, Suite 550, Morristown, New Jersey 07960. The principal executive officer of Davis-Dinsmore is Thomas H. Dinsmore and the directors are Thomas H. Dinsmore, Jane D. O'Keeffe, Sally Jean Finnican and Jean
H. Dinsmore.

DIRECTORS OR EXECUTIVE OFFICERS OF THE COMPANY HOLDING POSITIONS WITH DAVIS-DINSMORE

     Thomas H. Dinsmore and Jane D. O'Keeffe, both of whom are directors and executive officers of the Company, also are directors and officers of Davis-Dinsmore.

TERMS OF THE CURRENT ADVISORY AGREEMENT

     Under the current advisory agreement, Davis-Dinsmore, subject to the supervision of the Board and in conformance with the stated policies of the Company, provides investment information, advice and recommendations. In this regard, it is Davis-Dinsmore's responsibility to provide the Company with the information, advice and recommendations necessary for the Company to make investment decisions. In making its recommendations to the Company,

Davis-Dinsmore is guided by the Company's investment objective and policies as delineated by statements contained in the various documents filed by the Company with the Securities and Exchange Commission as such documents may from time to time be amended.


     Davis-Dinsmore is also responsible for furnishing to the Company office space and facilities, paying the salaries of the Company's executive officers, and furnishing bookkeeping and statistical services to the Company.

     The current advisory agreement provides that the Company will pay or cause to be paid all of the costs and expenses associated with the Company's operations and activities, except those expressly assumed by Davis-Dinsmore. Expenses not assumed by Davis-Dinsmore include:

     - expenses in connection with the Company's organization and with the offering of its securities;

     - fees and expenses of unaffiliated directors;

     - salaries of employees other than executive officers;

     - legal and accounting fees, fees of its custodian, registrar and transfer agent;

     - fees of the dividend disbursing agent and Automatic Dividend Investment Plan Agent;

     - taxes, interest, brokerage commissions; and

     - direct costs of postage, printing, copying and travel expenses attributable to the conduct of the Company's business.

     The current advisory agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by (i) the Board of Directors or an Investment Company Act Majority of shareholders, and
(ii) the affirmative vote of a majority of independent directors by votes cast in person at a meeting called for such purpose. The current advisory agreement provides that the Company or Davis-Dinsmore may terminate the agreement on 60 days' written notice without penalty. The agreement terminates automatically in the event of its assignment.

     The annual rates at which Davis-Dinsmore receives monthly fees under the current advisory agreement are computed at an annual rate of 0.75% of the first $100,000,000 of the Company's average net assets and 0.50% of the Company's average net assets in excess of $100,000,000. Such fee is reduced to the extent that the Company's ordinary expenses for the year (including Davis-Dinsmore's fee but excluding interest, local, state and federal taxes and extraordinary expenses as determined by the independent directors of the Company) exceed 1.5% of the first $100,000,000, and 1% of the excess over $100,000,000, of the average of the monthly net asset values of the Company for the twelve months of each fiscal year. These expense limitations have never been exceeded. The Company paid Davis-Dinsmore fees totaling $817,341 during the fiscal year ended October 31, 2000.

ADDITIONAL SERVICES PROVIDED BY DAVIS-DINSMORE

     Davis-Dinsmore also provides certain administrative services, including statistical, clerical and bookkeeping services. Davis-Dinsmore receives reimbursement from the Company for the first

$50,000 of the costs and expenses of the Treasurer's office each year. However, Davis-Dinsmore is currently waiving its right to be reimbursed for more than $25,000 of such costs and expenses.

ADVISORY FEES RECEIVED BY DAVIS-DINSMORE FROM A SIMILAR FUND IT MANAGES.

     Davis-Dinsmore also receives monthly advisory fees from the following fund which has a similar investment objective as the Company:

                          SIZE OF FUND         FEE ARRANGEMENT
NAME OF FUND           (AS OF 10/31/2000)       (ANNUAL RATE)        EXPENSE LIMITATIONS
------------           ------------------    --------------------    --------------------
Ellsworth Convertible     $92,434,486        0.75% of the first      Advisory fees
Growth and Income                            $100,000,000 of net     reduced if ordinary
Fund, Inc.                                   assets and 0.50% of     expenses exceed 1.5%
                                             the excess over         of the first
                                             $100,000,000            $100,000,000, and
                                                                     1.0% of the excess
                                                                     over $100,000,000,
                                                                     of the average of
                                                                     monthly net assets
                                                                     for the 12 months of
                                                                     each fiscal year

Ellsworth is currently the only other fund managed by Davis-Dinsmore. Ellsworth paid Davis-Dinsmore fees totaling $768,396 during the Company's fiscal year ended October 31, 2000.

TERMS OF THE PROPOSED ADVISORY AGREEMENT

     The primary differences between the current advisory agreement and the proposed advisory agreement are:

     - To expand upon the scope of services that Davis-Dinsmore will provide to the Company;

     - To provide Davis-Dinsmore with the ability to consider the full range and quality of brokerage and research services in selecting brokers to execute portfolio transactions;

     - To modernize the expenses to be assumed by the Company;

     - To omit expense limitation provisions not required by law;

     - To formally recognize that Davis-Dinsmore acts as an investment adviser to another registered investment company; and

     - To change the governing law provision from New York to Delaware.

     Each of these changes is discussed more fully below. Except for these changes, the terms of the current advisory agreement and the proposed advisory agreement are substantially similar, except for the effective dates and the renewal dates.

  Services Provided by Davis-Dinsmore

     The current advisory agreement requires Davis-Dinsmore to provide the Company with information, advice and recommendations, but does not authorize Davis-Dinsmore to make investment decisions. The Board proposes to expand the scope of services provided by Davis-Dinsmore by providing in the proposed advisory agreement that Davis-Dinsmore shall:

(a) supervise all aspects of the operations of the Company; (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or any industry or the Company or any issuer of securities held or to be purchased by the Company; (c) determine which issuers and securities shall be represented in the Company's investment portfolio and regularly report thereon to the Board of Directors; (d) place orders for the purchase and sale of securities for the Company; and (e) take, on behalf of the Company, such other action as may be necessary or appropriate in connection with the above.

  Transaction Execution


     The current advisory agreement does not permit Davis-Dinsmore to make investment decisions. Instead, the officers of the Company make investment decisions. As discussed above, the proposed advisory agreement expands the scope of services to be provided by Davis-Dinsmore by allowing the adviser to make investment decisions. The Board believes that it is prudent to provide Davis-Dinsmore with the ability to consider the full range and quality of services offered by broker-dealers in determining the most favorable price and execution for the Company in each transaction. The proposed advisory agreement provides that Davis-Dinsmore may consider, without limitation, the value of research provided as well as execution capability, commission rate, financial responsibility and responsiveness in choosing a broker-dealer to execute a transaction. The Board recognizes in the proposed advisory agreement that consideration of such factors by Davis-Dinsmore will not necessarily lead to the lowest possible commission cost for each transaction.


  Modernization of Expenses Assumed by the Company

     The current advisory agreement indicates that the Company is responsible for the salaries of employees other than executive officers. Since there are no employees other than executive officers, the Board proposes to eliminate this provision in the proposed advisory agreement. The Board also proposes to limit the amount of the costs and expenses of the Treasurer's office assumed by the Company. The current advisory agreement obligates the Company to reimburse David-Dinsmore up to $50,000 for costs and expenses incurred by the Treasurer's office each year. However, Davis-Dinsmore is currently waiving its right to collect more than $25,000 of such costs and expenses. To more accurately reflect the expenses being paid by the Company, the proposed advisory agreement reduces the Company's obligation to pay the costs and expenses of the Treasurer's office to a maximum of $25,000 per year.

  Expense Limitations

     The current advisory agreement limits expenses of the Company by requiring Davis-Dinsmore to reduce its fee to the extent that the Company's ordinary expenses for the year (including Davis-Dinsmore's fee but excluding interest, local, state and federal taxes and extraordinary expenses as determined by the independent directors of the Company) exceed 1.5% of the first $100,000,000, and 1% of the excess over $100,000,000, of the average of the monthly net asset values of the Company for the twelve months of each fiscal year. The Board proposes to eliminate this provision in the proposed advisory agreement. Neither federal nor state law requires that expense limitations be imposed on investment companies. Moreover, the Company has never exceeded the expense limitations. The Board believes that this change will not have a material effect on the Company's expense ratio, and will continue to monitor the Company's expenses.

  Recognition of Davis-Dinsmore's Other Affiliations

     The current investment advisory agreement is silent regarding the fact that Davis-Dinsmore acts as an investment adviser to another registered investment company and may act in the future as an investment adviser to fiduciary and other managed accounts and investment companies. The Board of Directors believes that it is prudent to recognize that Davis-Dinsmore currently acts in such a capacity and may do so for additional entities in the future. The Board also noted that under certain circumstances investment opportunities would be equitably allocated between the Company and such other accounts and that such allocation could adversely affect the size of the positions obtainable and the prices realized for the Company. Accordingly, a provision has been added to the proposed advisory agreement recognizing Davis-Dinsmore's other advisory obligations.

  Governing Law

     The current investment advisory agreement provides that the laws of the State of New York shall, except to the extent that any applicable provisions of some other law shall be controlling, govern the construction, validity and effect of the agreement. The parties originally chose the laws of New York as governing the agreement because the Company and Davis-Dinsmore maintained an office in New York City and the agreement was performed in New York. Since 1996, neither the Company nor Davis-Dinsmore has maintained an office in New York. Instead, they maintain an office in New Jersey and the current advisory agreement is performed in that state.

     Because neither party currently conducts business in New York, and the Company is a Delaware corporation, the Board believes that the laws of the State of Delaware should govern the construction, validity and effect of the advisory agreement, except to the extent that any applicable provisions of some other law are controlling. This change is reflected in the proposed advisory agreement. Although Davis-Dinsmore is a Delaware corporation, the proposed advisory agreement, if approved, will be performed in New Jersey and there can be no assurance that, if litigation were to arise under the proposed advisory agreement, a court would apply the laws of the State of Delaware in interpreting the agreement.

COMPARATIVE EXPENSE INFORMATION

     The amounts that would have been paid had the new investment advisory agreement been in effect during the last fiscal year would not differ from actual amounts paid under the current advisory agreement.

WHAT FACTORS DID THE DIRECTORS CONSIDER IN APPROVING THE ADVISORY AGREEMENT?

     At the request of Davis-Dinsmore, the Board discussed the approval of the proposed advisory agreement at a meeting held in person on November 13, 2000. The independent directors also discussed approval of the proposed advisory agreement with their counsel at that meeting. In evaluating the proposed advisory agreement, the Board requested and received information from Davis-Dinsmore to assist in its deliberations.

     The Board considered the following factors in determining the reasonableness and fairness of the proposed changes to the current advisory agreement.

     - The qualifications of Davis-Dinsmore to provide investment advisory services. The Board reviewed the credentials and experience of the officers and employees of Davis-Dinsmore who provide investment advisory services to the Company, and noted that the persons providing services to the Company would not change if the new advisory agreement is approved by shareholders.


     - The range of investment advisory services provided by Davis-Dinsmore. The Board reviewed the services to be provided by Davis-Dinsmore under the new advisory agreement, and noted that no changes in the level or type of services provided by Davis-Dinsmore would occur if the new advisory agreement is approved by shareholders, other than the actual investment decisions and the execution by Davis-Dinsmore of purchase and sale orders. The Board also noted that the officers of the Company and the officers of Davis-Dinsmore are the same, so the same persons who currently make investment decisions and execute orders for the Company will also provide such services for Davis-Dinsmore.


     - The qualifications of Davis-Dinsmore to provide a range of management and administrative services. The Board reviewed the general nature of the non-investment advisory services performed by Davis-Dinsmore, such as administrative services, and the fees received by Davis-Dinsmore for performing such services. In addition to reviewing such services, the Board also considered the organizational structure employed by Davis-Dinsmore to provide those services. The Board concluded that the administrative services to be provided by Davis-Dinsmore would not change under the proposed advisory agreement.


     - The performance record of the Company. The Board determined that Davis-Dinsmore has provided high quality services with respect to the Company, after considering performance information that it received during the past year from Davis-Dinsmore regarding the Company. The Board also determined that the Company's performance would not have been affected if the proposed advisory agreement had been in effect during the past fiscal year, since no changes to advisory fees are being proposed, other than to modernize expenses assumed by the Company and eliminate expense limitation provisions. The Board noted that the expense limitations have never been exceeded, and that it would continue to monitor expense levels, and take whatever action it deemed necessary if expenses rose materially.



     - The profitability of Davis-Dinsmore. The Board reviewed information concerning the profitability of Davis-Dinsmore's investment advisory and administrative activities and its financial condition. The Board noted that no changes to the advisory fees were being proposed, other than to modernize expenses assumed by the Company and eliminate expense limitation provisions. The Board noted that it would continue to monitor the Company's expenses.

     - The terms of the proposed advisory agreement. The Board reviewed the terms of the proposed advisory agreement, including the changes discussed above. The Board determined that these changes reflect the current environment in which the Company operates, and that Davis-Dinsmore should have the flexibility to take advantage of that environment.

     After considering the above factors, the Board concluded that it is in the best interests of the Company and its shareholders to approve the proposed advisory agreement.


     The Board reached its conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed advisory agreement, the independent directors have considered what they believe to be your best interests. In so doing, they were advised by counsel, retained by the independent directors and paid for by the Company, as to the nature of the matters to be considered and the standards to be used in reaching their decision.


WHEN WILL PROPOSAL 2 BE IMPLEMENTED?


     If approved, the proposed advisory agreement will become effective immediately and will expire, unless renewed, on December 31, 2002. If shareholders do not approve the proposed advisory agreement, the current advisory agreement will continue in effect.


WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 2?

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2.

                                   PROPOSAL 3


              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS


     The Board of Directors seeks your ratification of the Board's appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the 2001 fiscal year. We expect that a representative from PricewaterhouseCoopers will be present at the Annual Meeting. If present, such representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISER

     Davis-Dinsmore Management Company, 65 Madison Avenue, Morristown, New Jersey 07960, is the Company's investment adviser.

EXECUTIVE OFFICERS

     The Company's executive officers are elected by the Board of Directors and receive no compensation from the Company. Information about these officers is presented below.

     THOMAS H. DINSMORE is Chairman and Chief Executive Officer of the Company. Mr. Dinsmore is also a director of the Company and information about him is presented earlier in this proxy statement under "Proposal 1, Election of Directors -- Information about the Company's Other Directors -- Continuing Director Who is an Interested Person."

     JANE D. O'KEEFFE is President of the Company. Ms. O'Keeffe is also a director of the Company. Information about Ms. O'Keeffe is presented earlier in this proxy statement under "Proposal 1, Election of Directors -- Nominees for Directors -- Nominee Who is an Interested Person."

     SIGMUND LEVINE, 76, has been Senior Vice President and Secretary of the Company since 1996 and 1982, respectively. From 1993 to 1996, he was Executive Vice President of the Company. Mr. Levine has been Senior Vice President and Secretary of Ellsworth since 1996 and 1986, respectively, and was Executive Vice President of Ellsworth from 1993 to 1996. Mr. Levine has been Senior Vice President and Secretary of Davis-Dinsmore since 1997 and 1982, respectively, and was Treasurer of Davis-Dinsmore from 1982 to 1997.

     H. TUCKER LAKE, 53, has been Vice President, Trading of the Company since joining the Company in 1994. He has been Vice President, Trading of Ellsworth during the same period. He has been Vice President of Davis-Dinsmore since 1997.

     GARY I. LEVINE, 43, has been Treasurer and Assistant Secretary of the Company since 1993 and 1986, respectively. He has been Treasurer and Assistant Secretary of Ellsworth during the same periods. Mr. Levine has been Treasurer and Assistant Secretary of Davis-Dinsmore since 1997 and 1994, respectively, and was Assistant Treasurer of Davis-Dinsmore from 1994 to 1997.

     GERMAINE ORTIZ, 31, has been Vice President of the Company and of Ellsworth since 1999. She has also been Vice President of Davis-Dinmore since 1999. She was Assistant Vice President of the Company, Ellsworth and Davis-Dinsmore from 1996 to 1999. From 1993 to 1996, Ms. Ortiz was an Assistant Analyst with Davis-Dinsmore.

  CERTAIN RELATIONSHIPS

     Thomas H. Dinsmore and Jane D. O'Keeffe are brother and sister. H. Tucker Lake is their cousin. Sigmund Levine is the father of Gary I. Levine.

SECURITY OWNERSHIP OF MANAGEMENT

     The Company's directors and officers own the shares of the Company's common stock shown on the following table:

                                                SHARES OWNED BENEFICIALLY
                                                   DECEMBER 26, 2000*
                                                -------------------------
Gordon F. Ahalt...............................             1,000(1)
William A. Benton.............................             2,268
Elizabeth C. Bogan, Ph.D. ....................             1,000
Thomas H. Dinsmore............................             7,860(2)
Donald M. Halsted, Jr. .......................             2,784
George R. Lieberman...........................             3,291
Duncan O. McKee...............................             1,347
Jane D. O'Keeffe..............................             6,585
Nicolas W. Platt..............................               100
Sigmund Levine................................             1,288
H. Tucker Lake................................               328(3)

                                                SHARES OWNED BENEFICIALLY
                                                   DECEMBER 26, 2000*
                                                -------------------------
Gary I. Levine................................               845
Germaine Ortiz................................                 0

---------------
  * Represents for each director and officer less than 1% of the outstanding shares of the Company. As of December 26, 2000, directors and officers of the Company beneficially owned in the aggregate 28,696 shares of the Company representing approximately 0.7% of the outstanding shares. Except as otherwise indicated, each director and officer possessed sole investment and voting power with respect to shares beneficially owned.

(1) Does not include 500 shares owned by his wife as to which shares Mr. Ahalt disclaims beneficial ownership.

(2) Includes 1,127 shares as to which Mr. Dinsmore possessed shared investment and voting power; but does not include 2,383 shares owned by his wife, as to which shares Mr. Dinsmore disclaims beneficial ownership.

(3) Includes 256 shares as to which Mr. Lake possessed shared investment and voting power; but does not include 184 shares owned by his wife as to which Mr. Lake disclaims beneficial ownership.

PROXY SOLICITATION

     The Company expects to solicit proxies principally by mail, but may also solicit proxies by telephone, facsimile, the Internet or personal interview. The Company will pay the cost of soliciting proxies and may reimburse firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Company's shares.

SHAREHOLDER PROPOSALS


     If you want us to consider including a shareholder proposal in the Company's proxy statement for the 2002 annual meeting of shareholders, we must receive it from you no later than August 31, 2001. If you want to bring before the 2002 annual meeting of shareholders any other business, you must notify us no earlier than October 15, 2001 and no later than November 14, 2001.


                                              By order of the Board of
                                              Directors,

                                              /S/ THOMAS H. DINSMORE
                                              ----------------------------------
                                              Thomas H. Dinsmore
                                              Chairman of the Board of Directors

December 29, 2000

                                                                      APPENDIX A

                        BANCROFT CONVERTIBLE FUND, INC.
                            AUDIT COMMITTEE CHARTER

1. The membership of the Audit Committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member that has past employment experience in finance or accounting, or any other experience or background that results in the individual's financial sophistication. Each member shall be free of any relationship that, in the opinion of the Board of Directors, would interfere with his or her individual exercise of independent judgment, and shall meet the director independence requirements for serving on audit committees as set forth in the AMEX listing standards.

2.  The purposes of the Audit Committee are:

    (a) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

    (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

    (c) to act as a liaison between the Fund's independent auditors and the full Board of Directors.

    The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Committee.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

    (a) to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive from the auditors a formal written statement delineating all relationships between the auditor and the Fund;

    (b) to meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

    (c) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

    (d) to review the fees charged by the auditors for audit and non-audit services;

    (e) to investigate improprieties or suspected improprieties in fund operations; and

    (f) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5.  The Committee shall regularly meet with the Treasurer of the Fund.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

7. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

                                                                      APPENDIX B

                         INVESTMENT ADVISORY AGREEMENT


     THIS AGREEMENT is entered into this                day of February, 2001 by
and between BANCROFT CONVERTIBLE FUND, INC., a Delaware corporation (the "Company"), and DAVIS-DINSMORE MANAGEMENT COMPANY, a Delaware corporation (the "Adviser").


                                   BACKGROUND

     The Company is registered as a diversified, closed end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Company desires to engage the Adviser to provide investment advisory services to the Company, and the Adviser desires to provide such services to the Company, all on the terms and conditions set forth below.

     NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   AGREEMENT

     SECTION 1. Appointment of Investment Adviser. The Company hereby appoints the Adviser to provide investment advisory services to the Company, and the Adviser hereby accepts such appointment, subject to the terms and conditions set forth in this Agreement.

     SECTION 2. Advisory Services. Subject at all times to the supervision of the Board of Directors of the Company, the Adviser shall supervise all aspects of the Company's operations, including the investment and reinvestment of cash, securities or other properties comprising the Company's assets.

     In carrying out its obligations in the preceding paragraph of this Section 2, the Adviser shall (a) supervise all aspects of the operations of the Company;
(b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or any industry or the Company or any issuer of securities held or to be purchased by the Company; (c) determine which issuers and securities shall be represented in the Company's investment portfolio and regularly report thereon to the Board of Directors; (d) place orders for the purchase and sale of securities for the Company; and (e) take, on behalf of the Company, such other action as may be necessary or appropriate in connection with the foregoing.

     In placing orders for the purchase and sale of securities for the Company, the Adviser shall be guided by the Company's investment objectives, policies and limitations as delineated by statements contained in the various documents filed by the Company with the Securities and Exchange Commission as such documents may from time to time be amended. The Company will make available to the Adviser such financial reports, proxy statements, legal and other information relating to its investments as may be in the possession of the Company or available to it.

     The Adviser is hereby obligated, in placing orders for the purchase and sale of securities for the Company, to obtain the most favorable price and execution available under the circumstances and to keep true, accurate and current books and records containing sufficient detail to demonstrate compliance with this obligation. In determining the most favorable price and execution in each transaction the determinative factor is not necessarily the lowest possible commission cost. The Adviser may consider the full range and quality of the services of broker-dealers in placing brokerage including, but not by way of limitation, the value of research provided as well as execution capability, commission rate, financial responsibility and responsiveness of the broker-dealer to the Adviser. Accordingly, to the extent provided by law, in executing portfolio transactions, the Adviser may pay a broker-dealer which provides brokerage or research services a commission in excess of that which another broker-dealer would have charged for the same transaction.

     SECTION 3. Independent Contractor. The Adviser shall, for all purposes of this Agreement, be deemed to be an independent contractor and shall have no authority to act for or represent the Company unless otherwise provided. No agreement, bid, offer, commitment, contract or other engagement entered into by the Adviser, whether on behalf of the Adviser or whether purported to have been entered into by the Adviser on behalf of the Company, shall be binding upon the Company, and all acts authorized to be done by the Adviser under this Agreement shall be done by the Adviser as an independent contractor and not as agent.

     SECTION 4. Expenses. The Adviser shall provide the Company with office space and facilities, pay the salaries of its executive officers and furnish clerical, bookkeeping and statistical services to the Company, and pay all expenses incurred by the Adviser in the performance of this Agreement.

     The Company will pay all expenses incurred by it and not assumed by the Adviser including, but not by way of limitation, expenses in connection with its organization and with the offering of its securities; fees and expenses of its unaffiliated directors; legal and accounting fees, fees of its custodian, registrar, transfer agent; dividend disbursing agent and Dividend Reinvestment Plan Agent; taxes, interest, brokerage commissions; and direct costs of postage, printing, copying and travel expenses attributable to the conduct of the business of the Company. In addition, the Company will pay the costs and expenses of its Treasurer's office, up to a maximum of $25,000 per year, incurred in connection with its performance of certain services for the Company, including the valuation of securities owned by the Company, the preparation of financial statements and schedules of the Company's investments for inclusion in certain periodic reports to the Company's Board of Directors and to the Securities and Exchange Commission, the maintenance of files relating to the foregoing, and rent, personnel costs and other overhead expenses allocable to the aforementioned services. Subject to approval of the Company's directors who are not "interested persons" of either the Adviser or the Company, as defined by the 1940 Act, the Company may also pay the costs of any additional services performed in the future by the Treasurer's office in lieu of similar services previously performed by third party contractors at the Company's expense.

     SECTION 5. Compensation. As compensation for the services performed by the Adviser, the Company will pay the Adviser on the last day of each month a fee for such month computed at an annual rate of .75% of the first $100,000,000 of the Company's average net assets and .50% of the Company's average net assets in excess of $100,000,000.

     For the purpose of calculation of the fee, the net asset value for a month will be the average of the Company's net asset values at the close of business on the last business day on which the New York Stock Exchange is open in each week in the month.

     If this Agreement shall become effective subsequent to the first day of a month, or shall terminate before the last day of a month, the Adviser's compensation for such fraction of the monthly period shall be determined by applying the foregoing percentage to the net asset value of the Company during such fraction of a monthly period (which net asset value shall be determined in such reasonable manner as the Board of the Company shall deem appropriate) and in the proportion that such fraction of a monthly period bears to the entire month.

     Compensation under this Agreement will begin to accrue on its effective date.

     SECTION 6. Approval of Agreement; Termination. This Agreement will be submitted to the Company's stockholders for approval. If approved by the vote of a "majority of the outstanding voting securities" of the Company as such term is defined in the 1940 Act, this Agreement will be in effect from the date of approval. Unless terminated by either party, this Agreement will remain in effect until December 31, 2002, and for successive one-year periods thereafter, provided that such continuation is approved annually (i) by the Board of Directors of the Company or by the holders of a majority of the outstanding voting securities of the Company and (ii) by a majority of the directors who are not parties to this Agreement or "interested persons," as defined in the 1940 Act, of any such party.

     This Agreement is terminable without penalty by either party on 60 days' written notice and will terminate automatically in the event of its assignment.

     Except as specified above, this Agreement may not be amended, transferred, assigned, sold or in any other manner hypothecated or pledged; provided, however, that this limitation shall not prevent any minor amendments to this Agreement which may be required by Federal or state regulatory bodies.

     SECTION 7. Liability. The Adviser shall give the Company the benefit of its best judgment and efforts in rendering the services set forth herein. The Company agrees as an inducement to the undertaking of these services by the Adviser that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Company in connection with any matters to which this Agreement relates, except that nothing herein contained shall be construed to protect the Adviser against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance by the Adviser of its duties or the reckless disregard of the Adviser's obligations or duties under this Agreement.

     SECTION 8. Multiple Capacities. Except to the extent necessary for performance of the Adviser's obligations hereunder, nothing shall restrict the Adviser's right or the right of any of the Adviser's directors, officers or employees who may be directors, officers or employees of the Company to engage in any other business or to devote time and attention to the management or other aspects of any other business whether of a similar or dissimilar nature or to render services of any kind to any other corporation, firm, individual or association.

     The Company understands that the Adviser now acts and will continue to act as an investment adviser to another registered investment company and may act in the future as an investment adviser to fiduciary and other managed accounts and investment companies. The

Company has no objection to the Adviser so acting, provided that whenever the Company and one or more other investment companies or accounts advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Company recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Company.

     It is understood and agreed that the directors, officers, agents, employees and stockholders of the Company may be interested in the Adviser as directors, officers, stockholders, employees, agents or otherwise, and that the directors, officers, agents, employees and stockholders of the Adviser may be interested in the Company as a stockholder or otherwise.

     SECTION 9. Concerning Applicable Provisions of Law, Etc. This Agreement shall be subject to all applicable provisions of law, including, but not limited to, the applicable provisions of the 1940 Act; and, to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

     The laws of the State of Delaware shall, except to the extent that any applicable provisions of some other law shall be controlling, govern the construction, validity and effect of this Agreement.

     The headings preceding the text of the several sections herein are inserted solely for convenience of reference and shall not affect the meaning, construction or effect of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                          BANCROFT CONVERTIBLE FUND, INC.

                                          By
                                            ------------------------------------
                                          (Chairman)

                                          DAVIS-DINSMORE MANAGEMENT
                                          COMPANY

                                          By
                                            ------------------------------------
                                          (President)

                         BANCROFT CONVERTIBLE FUND, INC.

                   ANNUAL MEETING TO BE HELD FEBRUARY 12, 2001

       THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Thomas H. Dinsmore, Gary I. Levine, and Sigmund Levine, and each of them, attorneys and proxies with power of substitution in each, to vote and act on behalf of the undersigned at the annual meeting of stockholders of Bancroft Convertible Fund, Inc. (the "Company") at the offices of the Company, 65 Madison Avenue, Suite 550, Morristown, New Jersey 07960 on February 12, 2001 at 11:00 a.m., and at all adjournments, according to the number of shares of Common Stock which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. UNLESS OTHERWISE MARKED ON THE REVERSE HEREOF, THIS PROXY IS GIVEN WITH AUTHORITY TO VOTE FOR THE DIRECTORS LISTED, FOR THE PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH DAVIS-DINSMORE MANAGEMENT COMPANY, AND FOR THE PROPOSAL TO RATIFY THE BOARD'S SELECTION OF ACCOUNTANTS.

            PLEASE FILL IN, DATE AND SIGN THE PROXY ON THE OTHER SIDE
               AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE

      PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                        BANCROFT CONVERTIBLE FUND, INC.

                                FEBRUARY 12, 2001

               - Please Detach and Mail in the Envelope Provided -

A /X/ PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.


                                       FOR                     WITHHOLD
                               nominees listed at              AUTHORITY
                                right (except as       to vote for all nominees
                                indicated below)            listed at right
1.   Election as                       / /                        / /                NOMINEES:  Gordon F. Ahalt
     directors of all                                                                           Nicolas W. Platt
     nominees listed                                                                            Jane D. O'Keeffe
     at right for the
     terms specified in
     the proxy statement.


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)


--------------------------------------------------------------------------------

                                                      FOR    AGAINST     ABSTAIN
2. Proposal to approve a new Investment               / /      / /         / /
Advisory Agreement with Davis-Dinsmore
Management Company.
                                                      FOR    AGAINST     ABSTAIN
3. Proposal to ratify selection of accountants.       / /      / /         / /

YOUR VOTE IS IMPORTANT TO US. PLEASE FILL IN, DATE AND SIGN YOUR PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE.

Signature(s)                                                     Date
            ---------------------------------------------------      -----------


NOTE: Please sign as name appears hereon. Joint owners each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.